Fourth Quarter 2012 Earnings Conference Call February 6, 2013

2 The following information contains forward-looking statements, including forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements concerning Colfax's plans, objectives, expectations and intentions and other statements that are not historical or current facts. Forward-looking statements are based on Colfax's current expectations and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. Factors that could cause Colfax's results to differ materially from current expectations include, but are not limited to, factors detailed in Colfax's reports filed with the U.S. Securities and Exchange Commission including its 2011 Annual Report on Form 10-K under the caption “Risk Factors”. In addition, these statements are based on a number of assumptions that are subject to change. This presentation speaks only as of this date. Colfax disclaims any duty to update the information herein. Forward-Looking Statements

3 Q4 and Full Year 2012 Results

4 Q4 2012 Highlights • Adjusted net income of $50.5 million ($0.42 per share) compared to $14.4 million ($0.33 per share) in Q4 2011 • Net sales of $1.03 billion, a decrease of 2.1% from Q4 2011 proforma net sales of $1.05 billion (an organic decrease of 2.5%) • Adjusted operating income of $88.9 million compared to $22.2 million in Q4 2011 • Fourth quarter gas- and fluid-handling orders of $520.3 million compared to proforma orders of $499.0 million in Q4 2011, an increase of 4.3% (an organic increase of 1.9%) • Gas- and fluid-handling backlog of $1.4 billion at period end

5 Full Year 2012 Highlights • Adjusted net income of $159.8 million ($1.34 per share) compared to $49.6 million ($1.12 per share) in 2011 • Net sales of $3.9 billion, an increase of 1.9% from full year 2011 proforma net sales of $3.8 billion (an organic increase of 5.3%) • Adjusted operating income of $334.9 million compared to $77.3 million in 2011 • Gas- and fluid-handling orders of $2.0 billion compared to proforma orders of $1.925 billion in 2011, an increase of 3.7% (organic increase of 2.8%)

6 Gas- and Fluid- Handling

7 Gas- and Fluid-Handling Q4 2012 Highlights • Net sales of $514.4 million compared to proforma net sales of $530.3 million in Q4 2011, a decrease of 3.0% (an organic decrease of 2.9%) • Adjusted segment operating income of $62.4 million and adjusted segment operating income margin of 12.1% • Q4 2012 orders of $520.3 million compared to proforma orders of $499.0 million in Q4 2011, an increase of 4.3% (an organic increase of 1.9%) • Backlog of $1.4 billion at period end

8 Gas- and Fluid-Handling Full Year 2012 Highlights • Net sales of $1.901 billion compared to proforma net sales of $1.757 billion in 2011, an increase of 8.2% (an organic increase of 9.2%) • Adjusted segment operating income of $215.7 million and adjusted segment operating income margin of 11.3% • Orders of $2.0 billion compared to proforma orders of $1.925 billion in 2011, an increase of 3.7% (an organic increase of 2.8%)

9 Orders and Backlog Orders(1) $499.0 $520.3 $1,924.6 $1,996.0 $0.0 $250.0 $500.0 $750.0 $1,000.0 $1,250.0 $1,500.0 $1,750.0 $2,000.0 Q4 2011 Q4 2012 YTD 2011 YTD 2012 (1) Order and backlog data for the periods prior to Q2 2012 are presented on a proforma basis. __________________ Note: Dollars in millions (unaudited). QTD YTD Existing Businesses 1.9% 2.8 % Acquisitions 4.4% 5.2 % FX Translation (2.0)% (4.3)% Total Growth 4.3% 3.7% $1.29B $1.38B $1.38B Backlog(1)

Developed Economies 52% Emerging Markets 48% Foremarket 68% Aftermarket 32% 10 Revenue Revenue(1) $530.3 $514.4 $1,757.1 $1,901.1 $0.0 $250.0 $500.0 $750.0 $1,000.0 $1,250.0 $1,500.0 $1,750.0 $2,000.0 Q4 2011 Q4 2012 YTD 2011 YTD 2012 (1) Q4 2011 and YTD 2011 sales are presented on a proforma basis. __________________ Note: Dollars in millions (unaudited). Aftermarket Revenue – 2012 Geographic Exposure – 2012 QTD YTD Existing Businesses (2.9)% 9.2 % Acquisitions 2.3% 3.3 % FX Translation (2.4)% (4.3)% Total Growth (3.0)% 8.2%

Mining 11% Marine 9% Oil, Gas & Petro- chemical 21% Power Generation 32% General Industrial and Other 27% Oil, Gas & Petro- chemical 22% Marine 12% Mining 7% General Industrial and Other 24% Power Generation 35% 11 Q4 2012 Sales and Orders by End Market Total Growth (Decline) Organic Growth (Decline) Power Generation 1.6% 1.6 % Oil, Gas & Petrochemical (14.4)% (13.1)% Marine 6.0% 6.6 % Mining (23.8)% (18.0)% General Industrial & Other 7.9% 4.1% Total (3.0)% (2.9)% Total (Decline) Growth Organic (Decline) Growth Power Generation (11.3)% (10.7)% Oil, Gas & Petrochemical 3.8% 6.5 % Marine 4.2% 2.2 % Mining 50.0% 54.4 % General Industrial & Other 14.1% 0.6 % Total 4.3% 1.9% __________________ Note: Dollars in millions (unaudited). Total and organic growth (decline) is calculated on a proforma basis. Sales: $514.4 million Orders: $520.3 million

12 Full Year 2012 Sales and Orders by End Market Total Growth (Decline) Organic Growth (Decline) Power Generation 13.8% 15.3 % Oil, Gas & Petrochemical 8.3% 4.9 % Marine (7.5)% (3.7)% Mining 15.5% 21.9 % General Industrial & Other 7.4% 8.8 % Total 8.2% 9.2 % Total Growth (Decline) Organic Growth (Decline) Power Generation 8.0% 9.6 % Oil, Gas & Petrochemical 1.3% (8.0)% Marine (2.1)% 1.8 % Mining 8.6% 15.7 % General Industrial & Other 1.4% 0.3 % Total 3.7% 2.8% __________________ Note: Dollars in millions (unaudited). Total and organic growth (decline) is calculated on a proforma basis. Sales: $1,901.1 million Orders: $1,996.0 million Power Generation 33% Oil, Gas & Petro- chemical 24% Marine 11% Mining 9% General Industrial and Other 23% Mining 9% Marine 12% Oil, Gas & Petro- chemical 23% Power Generation 32% General Industrial and Other 24%

13 Power Generation Market Perspective Sales & Orders Growth (Decline) Colfax 2012 Sales Split Colfax 2012 Orders Split Highlights Served by both Howden and Colfax Fluid Handling Driven by global fundamental undersupply of electricity Growth is strong in China, South Africa and South East Asia 33% Power Gen. __________________ Note: Total and organic growth (decline) is calculated on a proforma basis. Q4 2012 vs. Q4 2011 YTD 2012 vs. YTD 2011 Total Organic Total Organic Sales 1.6% 1.6% 13.8% 15.3% Orders (11.3)% (10.7)% 8.0% 9.6% 32% Power Gen.

14 Oil, Gas & Petrochemical Market Perspective Sales & Orders (Decline) Growth 23% OG&P 24% OG&P Highlights Served by both Howden and Colfax Fluid Handling National oil companies in Latin America and Russia expanding production and refinery capacity Continued weakness in construction of pipelines for heavy crudes __________________ Note: Total and organic growth (decline) is calculated on a proforma basis. Q4 2012 vs. Q4 2011 YTD 2012 vs. YTD 2011 Total Organic Total Organic Sales (14.4)% (13.1)% 8.3% 4.9% Orders 3.8% 6.5% 1.3% (8.0)% Colfax 2012 Sales Split Colfax 2012 Orders Split

15 Marine Market Perspective Sales & Orders Growth (Decline) Highlights Primarily served by Colfax Fluid Handling New ship build is down from 2011 peak Q4 orders strong for oil & gas service vessels __________________ Note: Total and organic growth (decline) is calculated on a proforma basis. Marine market comprised of commercial marine and government, or defense, customers Q4 2012 vs. Q4 2011 YTD 2012 vs. YTD 2011 Total Organic Total Organic Sales 6.0% 6.6% (7.5)% (3.7)% Orders 4.2% 2.2% (2.1)% 1.8% Colfax 2012 Sales Split Colfax 2012 Orders Split 12% Marine 11% Marine

16 Mining Market Perspective Sales & Orders (Decline) Growth 9% Mining Colfax 2012 Orders Split Highlights Primarily served by Howden Driven by demand of mined resources, including: coal, iron ore, copper, gold, nickel and potash Received largest order in at least the past 15 years during quarter 9% Mining __________________ Note: Total and organic growth (decline) is calculated on a proforma basis. Q4 2012 vs. Q4 2011 YTD 2012 vs. YTD 2011 Total Organic Total Organic Sales (23.8)% (18.0)% 15.5% 21.9% Orders 50.0% 54.4% 8.6% 15.7% Colfax 2012 Sales Split

17 General Industrial & Other Market Perspective Sales & Orders Growth 24% GI&O Highlights Includes both Howden and Colfax Fluid Handling Strong sales and orders for industrial fans and compressors, particularly for steel industry Continued weakness in European market for industrial pumps 23% GI&O __________________ Note: Total and organic growth is calculated on a proforma basis. Q4 2012 vs. Q4 2011 YTD 2012 vs. YTD 2011 Total Organic Total Organic Sales 7.9% 4.1% 7.4% 8.8% Orders 14.1% 0.6% 1.4% 0.3% Colfax 2012 Sales Split Colfax 2012 Orders Split

18 Fabrication Technology

19 Fabrication Technology Q4 2012 Highlights • Net sales of $513.0 million compared to proforma net sales of $519.5 million in Q4 2011, a decrease of 1.3% (an organic decline of 2.2%) • Adjusted segment operating income of $33.9 million and adjusted operating income margin of 6.6% – Soldexa contributed $3 million in operating profit before approximately $5 million in transaction and acquisition accounting expenses – Balance of platform operating income margin of 7.2%, reduced largely by lower fixed cost absorption on inventory reduction and expenses to finalize and launch new Warrior equipment line. • Revenue and operating income negatively impacted by the start up of a new consumables facility in the U.S.

20 Fabrication Technology Full Year 2012 Highlights • Net sales of $2.0 billion, a decrease of 3.3% compared to proforma 2011 sales (an organic increase of 2.0%) • Adjusted segment operating income of $157.2 million and adjusted operating income margin of 7.8% • Higher consumable volumes in North America, South America and Russia

Developed Economies 41% Emerging Markets 59% Equipment 26% Consumables 74% 21 Revenue Revenue(1) $519.5 $513.0 $2,082.0 $2,012.7 $0.0 $200.0 $400.0 $600.0 $800.0 $1,000.0 $1,200.0 $1,400.0 $1,600.0 $1,800.0 $2,000.0 $2,200.0 Q4 2011 Q4 2012 YTD 2011 YTD 2012 (1) Q4 2011 and YTD 2011 sales are presented on a proforma basis. __________________ Note: Dollars in millions (unaudited). Revenue – 2012 Geographic Exposure – 2012 QTD YTD Volume (2.9)% 1.0 % Price/Mix 0.7% 1.0 % Acquisitions 4.2% 1.3 % FX Translation (3.3)% (6.6)% Total Decline (1.3)% (3.3)%

22 Results of Operations

23 Income Statement Summary (unaudited) Refer to Appendix for Non-GAAP reconciliation and footnotes. __________________ Note: Dollars in millions, except per share amounts. December 31, 2012 December 31, 2011 Net sales 1,027.4$ 177.8$ Gross profit 307.6$ 61.5$ % of sales 29.9% 34.6 % SG&A expense 234.3$ 39.4$ % of sales 22.8% 22.2 % Adjusted operating income 88.9$ 22.2$ % of sales 8.7% 12.5 % Adjusted net income 50.5$ 14.4$ % of sales 4.9% 8.1 % Adjusted net income per share 0.42$ 0.33$ Three Months Ended

24 Income Statement Summary (unaudited) Refer to Appendix for Non-GAAP reconciliation and footnotes. __________________ Note: Dollars in millions, except per share amounts. December 31, 2012 December 31, 2011 Net sales 3,913.9$ 693.4$ Gross profit 1,152.1$ 240.1$ % of sales 29.4% 34.6 % SG&A expense 895.5$ 162.8$ % of sales 22.9% 23.5 % Adjusted operating income 334.9$ 77.3$ % of sales 8.6% 11.1 % Adjusted net income 159.8$ 49.6$ % of sales 4.1% 7.2 % Adjusted net income per share 1.34$ 1.12$ Year Ended

25 Appendix

26 Disclaimer Colfax has provided financial information that has not been prepared in accordance with GAAP. These non-GAAP financial measures are adjusted net income, adjusted net income per share, projected adjusted net income per share, adjusted operating income, organic sales growth (decline) and organic order growth (decline). Adjusted net income, adjusted net income per share, projected adjusted net income per share and adjusted operating income exclude asbestos coverage litigation expense, expenses related to major restructuring programs or any additional structural changes announced in the future, expenses related to the Charter acquisition and significant year-one fair value adjustment amortization expense. The effective tax rates used to calculate adjusted net income and adjusted net income per share are 15% and 25% for the fourth quarter and full year ended December 31, 2012, respectively, and 30.5% for both the fourth quarter and full year ended December 31, 2011. Projected adjusted earnings per share was calculated using a 31% effective tax rate for 2013. Organic sales growth (decline) and organic order growth (decline) exclude the impact of bolt-on acquisitions and foreign exchange rate fluctuations and are presented on a proforma basis (the proforma comparison includes the 2011 sales and orders for Howden and ESAB, excluding the first 12 days of the year to date reporting period). These non-GAAP financial measures assist Colfax in comparing its operating performance on a consistent basis because, among other things, they remove the impact of asbestos insurance coverage issues, costs related to the Charter acquisition, major restructuring programs and significant year-one fair value adjustment amortization expense. Sales and order information by end market are estimates. We periodically update our customer groupings order to refine these estimates.

Non-GAAP Reconciliation
(unaudited)

	Three Months Ended		Year Ended	
	December 31, 2012	December 31, 2011	December 31, 2012	December 31, 2011
Adjusted Net Income and Adjusted Net Income Per Share				
Net income (loss) attributable to Colfax Corporation	$ 19,736	$ (16,080)	$ (64,402)	$ 4,555
Restructuring and other related charges	16,994	2,162	60,060	9,680
Charter acquisition-related expense	—	25,324	43,617	31,052
Fair value adjustments - ESAB/Howden backlog and inventory amortization expense	15,614	—	78,196	—
Asbestos coverage litigation expense	4,147	2,246	12,987	10,700
Tax adjustment(1)	(6,022)	767	29,297	(6,351)
Adjusted net income	50,469	14,419	159,755	49,636
Adjusted net income margin	4.9 %	8.1 %	4.1 %	7.2 %
Dividends on preferred stock	5,072	—	18,951	—
Adjusted net income available to Colfax Corporation common shareholders	45,397	14,419	140,804	49,636
Less: net income attributable to participating securities(2)	5,831	—	18,087	—
	$ 39,566	$ 14,419	$ 122,717	$ 49,636
Weighted-average shares outstanding - diluted	94,978,755	44,279,400	91,918,513	44,268,110
Adjusted net income per share	$ 0.42	$ 0.33	$ 1.34	$ 1.12
Net income (loss) per share— basic (in accordance with GAAP)	$ 0.14	$ (0.37)	$ (0.92)	$ 0.10
Net income (loss) per share— diluted (in accordance with GAAP)	$ 0.13	$ (0.37)	$ (0.92)	$ 0.10

(1) The effective tax rates used to calculate adjusted net income and adjusted net income per share are 15% and 25% for the fourth quarter and full year ended December 31, 2012, respectively, and 30.5% for both the fourth quarter and full year ended December 31, 2011.

(2) Adjusted net income per share was calculated consistently with the two-class method in accordance with GAAP as the Series A preferred stock are considered participating securities. Losses are not allocated to the preferred stock.

Note: Dollars in thousands, except per share amounts.

27

COLFAX

28 Non-GAAP Reconciliation (unaudited) ____________________ Note: Dollars in thousands. Corporate and Other Corporate and Other Net sales $ - $ - Soldexa net sales Operating income (loss) 39,405 7.7% 20,306 4.0% (7,543) 52,168 5.1% 23,171 13.0% (30,744) (7,573) (4.3)% Charter acquisition-related expense - - - - - 25,324 25,324 Restructuring and other related charges 3,273 13,616 105 16,994 2,162 - 2,162 Asbestos coverage litigation expense 4,147 - - 4,147 2,246 - 2,246 Fair value adjustments - ESAB/Howden backlog and inventory amortization expense 15,614 - - 15,614 - - - A justed operating income (loss) $ 62,439 12.1% $ 33,922 6.6% $ (7,438) $ 88,923 8.7% $ 27,579 15.5% $ (5,420) $ 22,159 12.5 % Add: Soldexa operating loss (1,531) Balance of platform adjusted operating income $ 35,453 7.2% $ 177,791 $ 1,027,397 Q4 2012 Q4 2011 Gas and Fluid Handling Fabrication Technology Total Colfax Corporation Fluid Handling Total Colfax Corporation $ 491,362 21,602 $ 514,433 $ 512,964 $ 177,791

29 Non-GAAP Reconciliation (unaudited) ____________________ Note: Dollars in thousands. Corporate and Other Corporate and Other Net sales —$ —$ Operating income (loss) 132,872 7.0% 94,948 4.7% (87,811) 140,009 3.6% 78,032$ 11.3% (52,126)$ 25,906 3.7 % Charter acquisition-related expense — — 43,617 43,617 — 31,052 31,052 Restructuring and other related charges 8,652 45,236 6,172 60,060 8,631 1,049 9,680 Asbestos coverage litigation expense 12,987 — — 12,987 10,700 — 10,700 Fair value adjustments - ESAB/Howden backlog and inventory amortization expense 61,211 16,985 — 78,196 — — — Adjusted operating income (loss) 215,722$ 11.3% 157,169$ 7.8% (38,022)$ 334,869$ 8.6% 97,363$ 14.0% (20,025)$ 77,338$ 11.2% 1,901,132$ 2,012,724$ 3,913,856$ 693,392$ 693,392$ YTD Q4 2012 YTD Q4 2011 Gas and Fluid Handling Fabrication Technology Total Colfax Corporation Fluid Handling Total Colfax Corporation

30 Sales & Order Growth (unaudited) ____________________ Note: Dollars in millions. $ % $ % Proforma for the three months ended December 31, 2011 1,049.8$ 499.0$ Components of Change: Existing Businesses (26.5) (2.5)% 9.6 1.9 % Acquisitions 34.2 3.3% 22.1 4.4 % Foreign Currency Translation (30.1) (2.9)% (10.4) (2.0)% Total (22.4) (2.1)% 21.3 4.3 % For the three months ended December 31, 2012 1,027.4$ 520.3$ $ % $ % $ % Proforma as of and for the year ended December 31, 2011 3,839.1$ 1,924.6$ 1,288.3$ Components of Change: Existing Businesses 202.2 5.3% 54.0 2.8% 117.5 9.1 % Acquisitions 86.5 2.2% 100.4 5.2% 9.4 0.7 % Foreign Currency Translation (213.9) (5.6)% (83.0) (4.3)% (33.8) (2.6)% Total 74.8 1.9% 71.4 3.7% 93.1 7.2 % As of and for the year ended December 31, 2012 3,913.9$ 1,996.0$ 1,381.4$ Net Sales Orders Net Sales Orders Backlog at Period End

31 Balance Sheet (unaudited) 2012 2011 ASSETS CURRENT ASSETS: Cash and cash equivalents 482,449$ 75,108$ Trade receivables, less allowance for doubtful accounts of $16,464 and $2,578 873,382 117,475 Inventories, net 493,649 56,136 Other current assets 285,906 102,489 Total current assets 2,135,386 351,208 Property, plant and equipment, net 688,570 90,939 Goodwill 2,074,230 204,844 Intangible assets, net 779,049 41,029 Other assets 447,492 400,523 Total assets 6,124,727$ 1,088,543$ LIABILITIES AND EQUITY CURRENT LIABILITIES: Current portion of long-term debt 34,799$ 10,000$ Accounts payable 699,626 54,035 Accrued liabilities 456,947 176,007 Total current liabilities 1,191,372 240,042 Long-term debt, less current portion 1,693,512 101,518 Other liabilities 1,083,557 557,708 Total liabilities 3,968,441 899,268 Equity: Preferred stock, $0.001 par value; 20,000,000 and 10,000,000 shares authorized; 13,877,552 and none issued and outstanding 14 — Common stock, $0.001 par value; 400,000,000 and 200,000,000 shares authorized; 94,067,418 and 43,697,570 issued and outstanding 94 44 Additional paid-in capital 2,197,694 415,527 Accumulated deficit (138,856) (55,503) Accumulated other comprehensive loss (146,594) (170,793) Total Colfax Corporation equity 1,912,352 189,275 Noncontrolling interest 243,934 — Total equity 2,156,286 189,275 Total liabilities and equity 6,124,727$ 1,088,543$ December 31, ____________________ Note: Dollars in thousands.

32 2013 Outlook Summary Revenue Range 2013 Total (1) $4.175 billion To $4.250 billion EPS and Adjusted Net Income Range 2013 Net income per share $1.40 To $1.60 Adjusted net income $186,600 To $209,600 2013 Adjusted net income per share (1) $1.70 To $1.90 Assumptions Asbestos coverage litigation $5 million Asbestos liability and defense costs $9 million Restructuring costs $30 million Euro $1.30 Tax rate - Adjusted basis/GAAP 30-31%/33% Outstanding shares – common and equivalents/preferred 96 million/13.9 million (1) Excludes impact of asbestos coverage litigation costs and restructuring charges. (See Non-GAAP Reconciliation included in this Appendix) Note: Guidance as of 2/6/13

33 2013 Outlook Summary (continued) Assumptions (continued) Depreciation $75 million Amortization $40 million Interest Expense (based on LIBOR and EURIBOR = 25 bps) $90 million Capital Expenditures 2.5% of revenue Pension funding in excess of expense $30 million Preferred dividend $20 million Note: Guidance as of 2/6/13

34 2013 Organic Growth Outlook Note: Guidance as of 2/6/13 2013 Forecast Organic Growth Fluid handling (4)-0% Howden 4-6% Fabrication Technology 0-2%

35 2013 Rollforward ____________________ Note: Dollars in thousands, except per share amounts. Guidance as of 2/6/13 (See Non-GAAP Reconciliation included in this Appendix) Low High 2012 Actuals- sales/ adjusted operating income ESAB/ Howden additional 2 weeks Soldexa/ Covent incremental Projected before growth/ cost actions Organic revenue at 1%; 20% fall-through 50,000 10,000 Organic revenue at 3%; 25% fall-through 125,000 31,000 Cost actions — — 55,000 65,000 4,175,000 4,250,000 425,000 456,000 Interest expense (90,000) (90,000) Tax (100,000) (108,000) Noncontrolling interest (28,000) (28,000) Adjusted net income- Colfax 207,000 230,000 Preferred dividends (20,400) (20,400) 186,600$ 209,600$ 1.70$ 1.90$ Adjusted EPS Range Sales Income 3,914,000$ 335,000$ 71,000 5,000 140,000 20,000 4,125,000 360,000

36 Non-GAAP Reconciliation (unaudited) Note: Guidance as of 2/6/13 Projected net income per share - diluted 1.40$ 1.60$ Restructuring costs 0.27 0.27 Asbestos coverage litigation 0.05 0.05 Tax adjustment (0.02) (0.02) Projected adjusted net income per share - diluted 1.70$ 1.90$ 2013 EPS Range